SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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AMG FUNDS III

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December 18, 2020

AMG FUNDS III

AMG GW&K HIGH INCOME FUND

(FORMERLY AMG MANAGERS GLOBAL INCOME OPPORTUNITY FUND)

Dear Shareholder:

I am writing to you about important proposals relating to AMG GW&K High Income Fund (formerly AMG Managers Global Income Opportunity Fund) (the “Fund”), a series of AMG Funds III (“AMG Funds III” or the “Trust”). This proxy statement asks you to consider and vote on the following three proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund, (ii) to approve a modified “manager-of-managers” structure for the Fund, and (iii) to amend the Fund’s “fundamental” investment restriction with respect to concentrating investments in a particular industry.

GW&K has been acting as the Fund’s subadviser on an interim basis pursuant to an interim subadvisory agreement since December 4, 2020, when it replaced Loomis, Sayles & Company, L.P. (“Loomis”) as subadviser to the Fund. Under applicable law, if shareholders do not approve the new subadvisory agreement with GW&K on or before May 3, 2021, GW&K may no longer be able to act as subadviser to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee paid to GW&K under the interim subadvisory agreement and the new subadvisory agreement is lower than the fee that was paid to Loomis and is paid by the Fund’s investment adviser. The approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders.

In connection with the hiring of GW&K, effective December 4, 2020, the Fund changed its name, investment objective, principal investment strategies and principal risks. For more information regarding these and other changes to the Fund, please see the supplements dated December 4, 2020 to the Fund’s prospectus dated May 1, 2020, which are attached as Appendix B to the accompanying proxy statement.

In addition to the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund, Fund shareholders are being asked to approve a modified “manager-of-managers” structure for the Fund. The Fund currently operates under a “manager-of-managers” structure pursuant to exemptive relief that permits the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (the “AMGF Order”). The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of the proposal, and approval by the Securities and Exchange Commission of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

Fund shareholders are also being asked to approve an amendment to the Fund’s “fundamental” investment restriction with respect to concentrating investments in a particular industry. The proposed change is intended to update and standardize the Fund’s industry concentration policy, while continuing to fully satisfy the requirements of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. The proposed change is designed to provide the Fund with increased flexibility to respond to industry and regulatory changes. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 49 different funds, each having distinct investment management objectives, strategies, risks, and policies, more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to industry concentration with the fundamental investment restriction with respect to industry concentration for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal.

i

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for February 25, 2021 to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on December 14, 2020, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the proposals, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds III recommends that you vote “FOR” each proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	At the telephonic shareholder meeting on February 25, 2021. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 800-284-1755.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Keitha L. Kinne
Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning AMG GW&K High Income Fund (formerly AMG Managers Global Income Opportunity Fund) (the “Fund”), a series of AMG Funds III (“AMG Funds III” or the “Trust”). Each of the proposals is described below.

Q.	What are the proposals about?

A.

The Proxy Statement presents three proposals, which the Board of Trustees of the Trust (the “Board”) and AMG Funds LLC (the “Investment Manager”), the Fund’s investment manager, believe are in the best interests of the Fund for the reasons described below.

Proposal 1

Proposal 1 relates to a proposed new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund. At a meeting held on December 3, 2020, and based upon the recommendation of the Investment Manager and other factors, the Board terminated the subadvisory agreement with Loomis, Sayles & Company, L.P. (“Loomis”), the then-current subadviser of the Fund, and approved the appointment of GW&K as the subadviser to the Fund on an interim basis to replace Loomis, with GW&K’s services beginning on December 4, 2020. GW&K was appointed interim subadviser pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by applicable law, the interim subadvisory agreement is effective until the earlier of 150 days after the termination of the subadvisory agreement with Loomis or the approval of a new subadvisory agreement between the Investment Manager and GW&K by shareholders of the Fund. At the meeting held on December 3, 2020, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund and the adoption of a new subadvisory agreement between the Investment Manager and GW&K, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund must approve the new subadvisory agreement on or before May 3, 2021 in order for GW&K to serve as subadviser to the Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 1.

Proposal 2

Proposal 2 relates to a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of

Proposal 2 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 2.

Proposal 3

Proposal 3 relates to the proposed amendment of the Fund’s “fundamental” investment restriction with respect to concentrating investments in a particular industry. The proposed change is intended to update and standardize the Fund’s industry concentration policy, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed change is designed to provide the Fund with increased flexibility to respond to industry and regulatory changes. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 49 different funds, each having distinct investment management objectives, strategies, risks, and policies, more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to industry concentration with the fundamental investment restriction with respect to industry concentration for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal.

Q.	What is the impact of Proposal 1 on the Fund’s investment objective, principal investment strategies and principal risks?

A.

In connection with the hiring of GW&K, effective December 4, 2020, the Fund changed its name, investment objective, principal investment strategies and principal risks. For more information regarding these and other changes to the Fund, please see the supplements dated December 4, 2020 to the Fund’s prospectus dated May 1, 2020, which are attached as Appendix B to the Proxy Statement.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on February 25, 2021 (the “Meeting”) at 3:00 p.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the section of the Proxy Statement discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	What vote is required to approve the proposals?

A.

Each proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve each proposal. However, if shareholders do not approve Proposal 1, the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund will not take effect, and the Board will determine what further action is appropriate for the Fund. If shareholders do not approve Proposal 2, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers. If shareholders do not approve Proposal 3, the Fund will continue to operate pursuant to its existing “fundamental” investment restriction with respect to industry concentration.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I vote?

A.

You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call AST Fund Solutions, the Fund’s proxy solicitor (the “Solicitor”), toll-free at 800-284-1755.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 800-284-1755.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

v

AMG FUNDS III

AMG GW&K HIGH INCOME FUND

(FORMERLY AMG MANAGERS GLOBAL INCOME OPPORTUNITY FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 25, 2021

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of AMG GW&K High Income Fund (formerly AMG Managers Global Income Opportunity Fund) (the “Fund”), a series of AMG Funds III (“AMG Funds III” or the “Trust”), will be held on February 25, 2021 at 3:00 p.m. Eastern Time for the purposes listed below. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund.

2.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

3.	To amend the Fund’s “fundamental” investment restriction with respect to concentrating investments in a particular industry.

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record at the close of business on December 14, 2020 are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG GW&K High Income Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

We call your attention to the accompanying proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting. Please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 800-284-1755 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON FEBRUARY 25, 2021

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated December 31, 2019, including financial reports for the fiscal year ended December 31, 2019, and in the Fund’s semi-annual report, dated June 30, 2020. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS III

AMG GW&K HIGH INCOME FUND

(FORMERLY AMG MANAGERS GLOBAL INCOME OPPORTUNITY FUND)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 25, 2021

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds III (“AMG Funds III” or the “Trust”) and its series, AMG GW&K High Income Fund (formerly AMG Managers Global Income Opportunity Fund) (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on February 25, 2021 at 3:00 p.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund.

2.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

3.	To amend the Fund’s “fundamental” investment restriction with respect to concentrating investments in a particular industry.

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about December 29, 2020.

Shareholders of record at the close of business on December 14, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 800-284-1755.

OVERVIEW OF THE PROPOSALS

Introduction

The Trust is currently comprised of five mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. The Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Fund and is responsible for the Fund’s overall administration and operations.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

Proposal 1: Approval of New Subadvisory Agreement

At a meeting held on December 3, 2020, and based upon the recommendation of the Investment Manager and other factors, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), terminated the subadvisory agreement (the “Former Subadvisory Agreement”) with Loomis, Sayles & Company, L.P. (“Loomis”), the then-current subadviser of the Fund, and approved the appointment of GW&K Investment Management, LLC (“GW&K”) as the subadviser to the Fund on an interim basis to replace Loomis, with GW&K’s services beginning on December 4, 2020. The Investment Manager and the Board believed that termination of the Former Subadvisory Agreement and the proposed new arrangements with GW&K were in the best interests of the Fund and its shareholders. GW&K was appointed interim subadviser pursuant to an interim subadvisory agreement between the Investment Manager and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement (as defined below) by shareholders of the Fund. At the meeting held on December 3, 2020, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of GW&K as the subadviser to the Fund, (ii) a new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the “New Subadvisory Agreement”) and (iii) the submission of the New Subadvisory Agreement to shareholders of the Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund must approve the New Subadvisory Agreement on or before May 3, 2021 in order for GW&K to serve as subadviser to the Fund on an uninterrupted basis following that date (“Proposal 1”). As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 1.

The material differences between the Interim Subadvisory Agreement and the Former Subadvisory Agreement with respect to the Fund, as well as the material differences between the New Subadvisory Agreement approved by the Board and the Former Subadvisory Agreement, are described below under “Description of The Interim Subadvisory Agreement” and “Description of the New Subadvisory Agreement”.

If the shareholders of the Fund approve the New Subadvisory Agreement between the Investment Manager and GW&K, GW&K will continue to serve as subadviser to the Fund under the terms of the New Subadvisory Agreement. If shareholders of the Fund do not approve the New Subadvisory Agreement, the New Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Fund.

In connection with the hiring of GW&K, effective December 4, 2020, the Fund (i) changed its name from AMG Managers Global Income Opportunity Fund to AMG GW&K High Income Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index. Also in connection with the hiring of GW&K, effective as of the Implementation Date, (i) the management fee for the Fund was reduced from 0.55% to 0.39%, (ii) the Fund’s existing contractual expense limitation agreement with the Investment Manager was replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances, and (iii) Class N shares of the Fund were authorized to pay shareholder servicing fees to financial intermediaries of up to 0.25%. For more information regarding these and other changes to the Fund, please see the supplements dated December 4, 2020 to the Fund’s prospectus dated May 1, 2020, which are attached as Appendix B to the Proxy Statement.

Proposal 2: Approval of a Modified Manager-of-Managers Structure

Proposal 2 relates to a proposed modifed “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would also permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 2 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure (“Proposal 2”). As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 2.

If shareholders approve Proposal 2, the Fund will operate under a manager-of-managers structure pursuant to the Carillon Order and the Investment Manager will have flexibility, subject to certain terms and requirements, to enter into and materially amend subadvisory agreements with affiliated and unaffiliated subadvisers without the need for shareholder approval. The Fund would also have flexibility to disclose fees paid to subadvisers on an aggregate, rather than individual, basis, subject to approval by the SEC of an amendment to the AMGF Order. If shareholders do not approve Proposal 2, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Proposal 3: Approval of an Amendment to the Fund’s “Fundamental” Investment Restriction with respect to Concentrating Investments in a Particular Industry

Proposal 3 relates to the proposed amendment of the Fund’s “fundamental” investment restriction with respect to concentrating investments in a particular industry (“Proposal 3”). The proposed change is intended to update and standardize the Fund’s industry concentration policy, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed change is designed to provide the Fund with increased flexibility to respond to industry and regulatory changes. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 49 different funds, each having distinct investment management objectives, strategies, risks, and policies, more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to industry concentration with the fundamental investment restriction with respect to industry concentration for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal.

If shareholders do not approve Proposal 3, the Fund will continue to operate pursuant to its existing “fundamental” investment restriction with respect to industry concentration.

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. The holders of 30% of the aggregate number of shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Fund. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the Fund is required to approve each proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.

Whether or not a quorum is present at the Meeting, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice. Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for the Fund. The persons who are known to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of November 30, 2020 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the By-Laws of the Trust, when any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and GW&K. Please see “Additional Information” below for more information regarding solicitation of proxies. If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG GW&K High Income Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K WITH RESPECT TO AMG GW&K HIGH INCOME FUND

Board of Trustees Approvals

At a meeting held on December 3, 2020, and based upon the recommendation of the Investment Manager and other factors, the Board approved the appointment of GW&K as the subadviser to the Fund on an interim basis to replace Loomis, with GW&K’s services beginning on December 4, 2020, and approved the Interim Subadvisory Agreement. As a consequence, on December 4, 2020, Loomis ceased serving as subadviser to the Fund, and GW&K began serving as the subadviser to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on December 3, 2020, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund and approved the New Subadvisory Agreement, subject to shareholder approval. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage. The Board’s determination to approve the appointment of GW&K as subadviser of the Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by the Investment Manager, which was based on its ongoing evaluation of Fund characteristics and exposures and subadviser performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K’s organizational structure, investment process, style and long-term performance record, (iii) that the management fee paid by the Fund would be reduced in connection with the appointment of GW&K as subadviser and that GW&K would receive a lower rate of compensation under the Interim Subadvisory Agreement and New Subadvisory Agreement than Loomis received under the Former Subadvisory Agreement, and (iv) the Board’s knowledge of GW&K as subadviser to other funds in the AMG Funds Family of Funds. The recommendation to hire GW&K was based on the Investment Manager’s belief that GW&K is a high quality investment adviser with a demonstrated ability to manage fixed income portfolios and to manage the overall risk of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of GW&K, (ii) the adoption of the Interim Subadvisory Agreement, effective on December 4, 2020, until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement by shareholders of the Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix A.

Information About GW&K

The following is a description of GW&K, based solely on information provided to the Investment Manager by GW&K.

GW&K manages the Fund’s portfolio using its high income strategy. Under Loomis’ management of the Fund’s portfolio, the Fund’s investment objective was “to achieve income and capital appreciation” and, under normal circumstances, the Fund invested at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). Under GW&K’s management of the Fund’s portfolio, the Fund’s investment objective is “to provide a high level of current income. Capital appreciation is a secondary objective.” Under GW&K’s management, the Fund seeks to invest principally in a diversified portfolio of short-term, below investment grade corporate bonds (commonly known as “junk bonds” or “high yield securities”).

GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, is an investment management firm that has advised individual and institutional clients since 1974. As of September 30, 2020, the firm had approximately $47 billion in assets under management. In 2008, GW&K became an affiliate of AMG. Under this partnership, AMG, through its wholly-owned subsidiary, AMG Boston Holdings, LLC, indirectly owns a majority interest in GW&K, with the remaining ownership interest held among members of GW&K’s management team. GW&K’s management team is responsible for the day-to-day management of the firm and maintains full autonomy over the investment process. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of September 30, 2020, AMG had approximately $654 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of GW&K is set forth below. The address of each of them is c/o GW&K Investment Management, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Harold G. Kotler, CFA	Chief Executive Officer; Chief Investment Officer
Thomas Williams Roberts, III	Co-President; Chief Compliance Officer
Thomas F.X. Powers	Co-President

Description of the New Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions. These exceptions are described below under “Comparison with Terms of the Former Subadvisory Agreement.” The description of the New Subadvisory Agreement as set forth herein is qualified in its entirety by the provisions of the form of the New Subadvisory Agreement in Appendix A.

Services

Under the New Subadvisory Agreement, if Proposal 1 is approved by Fund shareholders, GW&K agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. GW&K will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which GW&K has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. GW&K will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. GW&K will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. GW&K will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Fund, GW&K will be required to provide periodic and special reports as the Board may request with respect to matters relating to the duties of GW&K under the New Subadvisory Agreement.

Compensation

Under the fund management agreement between the Trust and the Investment Manager dated April 1, 1999, as amended (the “Management Agreement”), the Fund pays the Investment Manager a fee at the annual rate of 0.39% of the Fund’s average daily net assets. In connection with the hiring of GW&K, effective as of the Implementation Date, the management fee for the Fund was reduced from 0.55% to 0.39%. During the fiscal year ended December 31, 2019, the Fund paid the Investment Manager a fee at the annual rate of 0.55% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2019, the Fund paid the Investment Manager $53,228 for advisory services provided to the Fund.

Under the terms of the Former Subadvisory Agreement, dated March 12, 2002, as amended, Loomis received a subadvisory fee paid by the Investment Manager at an annual rate of 0.35% on the first $100 million, 0.30% on the next $150 million and 0.275% over $250 million, of the average daily net assets of the Fund managed by the subadviser. Under the terms of the New Subadvisory Agreement, GW&K is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.27%.

The following is a comparison of the subadvisory fees paid by AMGF to Loomis during the fiscal year ended December 31, 2019 with the subadvisory fees that would have been paid if the proposed subadvisory fee to be paid to GW&K had been in effect:

Subadvisory fees paid by the Investment Manager to Loomis for the fiscal year ended December 31, 2019	Subadvisory fees paid by the Investment Manager if the proposed fee for GW&K had been in effect during the fiscal year ended December 31, 2019	Percent Difference
$33,872	$26,130	-23%

The hiring of GW&K and the approval of the New Subadvisory Agreement will not increase the management fee paid by Fund shareholders. The fees paid to GW&K under the New Subadvisory Agreement are not paid by the Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Fund. Shareholders will not experience an increase in expenses as a result of the change in subadvisory fee paid to GW&K as there will be no increase in the total expense ratio for the Fund.

Comparison with Terms of the Former Subadvisory Agreement

Among the differences between the Former Subadvisory Agreement and the New Subadvisory Agreement are the following:

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement

Duration	The Former Subadvisory Agreement continued in effect only so long as its continuance was specifically approved at least annually by the Trustees or the shareholders of the Fund in the manner required by the 1940 Act.	The New Subadvisory Agreement, after its initial two-year term, will continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement

Termination	The Former Subadvisory Agreement could be terminated by (i) the Investment Manager at any time without penalty, upon notice to Loomis and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on notice to Loomis or (iii) by Loomis at any time without penalty, upon thirty (30) days’ written notice to the Investment Manager and the Trust.	The New Subadvisory Agreement may be terminated at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Investment Manager, or (iii) by GW&K, in each case on sixty (60) days’ prior written notice to the other party.

Proxy Voting Authority	The Former Subadvisory Agreement provided that the Investment Manager had the authority to revoke, in whole or in part, Loomis’ proxy voting authority at any time upon notice to Loomis.

The New Subadvisory Agreement provides that AMGF may revoke, in whole or in part, GW&K’s proxy voting authority if required by applicable law.

The New Subadvisory Agreement also clarifies GW&K’s proxy voting authority by adding a provision explicitly authorizing GW&K to engage a third party for purposes of providing proxy advisory or voting services.

Portfolio Transactions/Brokerage Allocation Practices

The Former Subadvisory Agreement set forth terms under which the Investment Manager could direct Loomis to execute portfolio transactions on behalf of the Fund with brokers and dealers providing brokerage or research services to the Fund or the Investment Manager, subject to such broker or dealer being able to obtain the best net price and execution on any such transaction.

Under the Former Subadvisory Agreement, Loomis agreed that it would not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the 1940 Act) of the Trust, the Investment Manager or any subadviser for the Trust except in accordance with procedures adopted by the Board of Trustees of the Trust.

The Former Subadvisory Agreement did not include terms addressing Loomis’ authority to buy and sell securities for multiple clients at the

The New Subadvisory Agreement does not include terms under which the Investment Manager can direct GW&K to execute portfolio transactions.

Under the New Subadvisory Agreement, GW&K agrees that (i) the Investment Manager shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Manager, and (ii) GW&K shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Manager to do so is obtained, but GW&K shall not be liable to the Fund for so acting. Also under the New Subadvisory Agreement, GW&K agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement

same time, to effectuate cross transactions or to aggregate securities to be sold or purchased, nor did it specifically address the subadviser’s responsibility for the custody of the Fund’s assets or acts of the Fund’s custodian.

“affiliated person” of GW&K (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) without the prior written approval of the Investment Manager, which shall not be unreasonably withheld.

The New Subadvisory Agreement clarifies that: (i) GW&K may buy securities for the Fund at the same time it is selling such securities for another client account and to sell securities for the Fund at the time it is buying such securities for another client account; (ii) GW&K may, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, effectuate cross transactions between the Fund and such other account if it deems this to be advantageous; (iii) to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, GW&K may aggregate the securities to be sold or purchased in order to obtain best execution and lower brokerage commissions, if any, and will allocate such aggregated securities and expenses incurred in such transactions in a manner GW&K considers to be most equitable and consistent with its fiduciary obligations; and (iv) GW&K will not have possession or custody of any Fund investments and, upon giving proper instructions to the custodian, will not be responsible or liable for the acts, omissions or other conduct of the custodian.

Assignment of Expenses	None.	The New Subadvisory Agreement provides that (a) GW&K will bear all expenses incurred by it in the performance of its duties under the New Subadvisory Agreement, other than those expenses specifically assumed by the Trust under the New Subadvisory Agreement; (b) subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement

chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any; and (c) in addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

Indemnification	None.	The New Subadvisory Agreement provides that the Investment Manager and GW&K will indemnify each other from and against certain damages related to the performance of services by the other party under the New Subadvisory Agreement.

Standard of Care	The Former Subadvisory Agreement provided that the subadviser was not subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the matters to which the Former Subadvisory Agreement related, except, among other things, by reason of the subadviser’s gross negligence in the performance of its duties.	The New Subadvisory Agreement provides that GW&K is not subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Fund in connection with the matters to which the New Subadvisory Agreement relates, except, among other things, by reason of GW&K’s negligence in the performance of its duties.

Applicable Law	The Former Subadvisory Agreement was governed by Connecticut law	The New Subadvisory Agreement is governed by Massachusetts law.

Provisions relating to Fund registration as a commodity pool	The Former Subadvisory Agreement included certain representations and warranties required by the Commodity Futures Trading Commission because, until August 31, 2020, under Loomis’ management of the Fund’s portfolio, the Fund was a commodity pool under the Commodity Exchange Act (the “CEA”), and the Investment Manager was registered as a “commodity pool operator” under the CEA with respect to the Fund.	The New Subadvisory Agreement does not contain such representations and warranties because, under GW&K’s management of the Fund’s portfolio, neither the Investment Manager (with respect to the Fund) nor the Fund is subject to regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA.

The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreement at a meeting held on June 25, 2020. Pursuant to an exemptive order from the SEC obtained by the Trust and the Investment Manager, the Former Subadvisory Agreement was not required to be, and was not, submitted to the Fund’s shareholders for approval. The Fund is not permitted to rely on the exemptive order for the New Subadvisory Agreement because GW&K is an affiliate of the Investment Manager.

In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve the New Subadvisory Agreement before May 3, 2021 in order for GW&K to continue serving as subadviser to the Fund on an uninterrupted basis following that date.

Description of the Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions. The differences between the terms of the Interim Subadvisory Agreement and those of the Former Subadvisory Agreement are identical to the differences between the New Subadvisory Agreement and the Former Subadvisory Agreement, as described in “Description of the New Subadvisory Agreement” above, except that, unlike the New Subadvisory Agreement, the Interim Subadvisory Agreement will continue in effect until the earlier of 150 days from the Implementation Date or the date upon which the New Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that GW&K’s current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since December 4, 2020 will continue to manage the Fund’s assets.

GW&K manages the Fund using its high income strategy. The Fund is managed by a team of portfolio managers at GW&K: Mary F. Kane, CFA and Stephen J. Repoff, CFA.

Mary F. Kane, CFA and Stephen J. Repoff, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since December 2020. Ms. Kane joined GW&K in 2005. She is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Mr. Repoff joined GW&K in 2013 and is a Principal and Portfolio Manager.

Information Regarding Similar Funds

GW&K does not currently act as an investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of the Fund.

Board of Trustees Recommendation

At a telephonic meeting held on December 3, 2020,1 the Board, and separately a majority of the Independent Trustees, unanimously voted to approve the Interim Subadvisory Agreement between the Investment Manager and GW&K with respect to the Fund, the New Subadvisory Agreement between the Investment Manager and GW&K with respect to the Fund (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

[1]

The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the December 3, 2020 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them in connection with the meeting on December 3, 2020 and other meetings of the Board throughout the last twelve months, as well as in prior years. In considering the Agreements, the Trustees also considered information relating to the eleven other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of December 3, 2020, consisted of 49 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure, GW&K’s compliance policies and procedures, and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined GW&K in 2005, and one proposed portfolio manager joined GW&K in 2013. The Trustees further noted that one of the proposed portfolio managers serves as a portfolio manager on other funds subadvised by GW&K in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees additionally considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of September 30, 2020, GW&K managed approximately $47 billion in assets.

Performance. Because GW&K was proposing to manage the Fund with its high income investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund. The Trustees, however, considered the performance of GW&K with respect to its Short Term Focused High Income Composite. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by GW&K.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was lower than the rate paid to Loomis under the Former Subadvisory Agreement.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s short term high income investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Fund, which bears GW&K’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on December 3, 2020, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

Required Vote

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 1. If the vote required to approve Proposal 1 is not obtained from the Fund, the New Subadvisory Agreement between the Investment Manager and GW&K will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND THAT WOULD PERMIT THE INVESTMENT MANAGER TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL AND WOULD ALSO PERMIT THE FUND TO DISCLOSE FEES PAID TO SUBADVISERS ON AN AGGREGATE, RATHER THAN INDIVIDUAL, BASIS.

Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. The Fund currently operates in a manager-of-managers structure pursuant to the AMGF Order previously obtained by the Investment Manager and the Trust. The AMGF Order allows the Board to enter into or materially amend subadvisory agreements without a shareholder vote if the subadviser is not affiliated with the Investment Manager; if the subadviser is an affiliate, a shareholder vote is required. The Fund and the Investment Manager would like to rely on recent SEC relief that would modify the Fund’s existing manager-of-managers relief and permit the Investment Manager to enter into or materially amend a subadvisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Investment Manager or the Fund (in addition to unaffiliated persons under the current relief) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized the Investment Manager to do so and the Investment Manager complies with certain conditions. In the absence of reliance on the recent SEC relief, in order to enter into or materially amend a subadvisory agreement with an affiliate, the Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders. The Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Investment Manager regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. Accordingly, the Board and the Investment Manager are asking shareholders to grant authority to the Investment Manager and the Trust to enter into and materially amend investment subadvisory agreements with subadvisers that are affiliated persons of AMGF or the Fund, with the approval of the Board, but without obtaining additional shareholder approval.

Exemptive Relief

On May 29, 2019, the SEC issued the Carillon Order to Carillon Tower Advisers, Inc., et al. that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a subadvisory agreement with a subadviser (“Subadviser Voting Relief”), including any subadviser that is an affiliated person of the investment adviser or a fund (an “Affiliated Subadviser”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to subadvisers on an aggregate, rather than individual, basis. The Carillon Order is the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Subadvisers and contains several conditions, some of which are already included in the AMGF Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisers without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter and the Carillon Order are referred to herein as the “Relief.”

Under the Relief, the Investment Manager and the Trust are subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new subadviser, shareholders of the Fund will be furnished with an information statement that contains substantially the same information about the subadviser and the subadvisory agreement that the Fund would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the Fund will disclose the existence, substance and effect of reliance on the Relief and that the Investment Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s subadvisers and recommend their hiring, termination, and replacement. Also, as noted above, shareholders must approve the Investment Manager’s and the Fund’s authority to enter into and materially amend these investment subadvisory agreements. In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 2 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

Board of Trustees Recommendations

The Trustees believe that approval of the modified “manager-of-managers” structure is in the best interest of the Fund and its shareholders in order to afford the Investment Manager the flexibility to provide investment advisory services to the Fund through one or more subadvisers, including Affiliated Subadvisers, that have particular expertise in the type of investments in which the Fund invests.

As described above, without the ability to utilize the Relief, in order for the Investment Manager and the Board to appoint a new Affiliated Subadviser for the Fund or materially modify a subadvisory agreement with an Affiliated Subadviser, the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Investment Manager would be able to act more quickly to appoint a new subadviser if and when the Board and the Investment Manager believe that the appointment would benefit the Fund. The Trustees also took into account that if the Investment Manager and the Board appoint an Affiliated Subadviser, the Fund’s shareholders would receive an information statement containing substantially the same information about the Affiliated Subadviser and the subadvisory agreement that the Fund would otherwise have been required to send shareholders in a proxy statement. The Investment Manager and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and it shareholders. The Trustees believe that granting the Investment Manager and the Board maximum flexibility to select Affiliated Subadvisers, in addition to the flexibility they currently have to select unaffiliated subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost-effectively.

Finally, the Trustees believe that they will retain sufficient oversight of the Fund’s investment subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects an Affiliated Subadviser or materially modifies an investment subadvisory agreement with an Affiliated Subadviser, as the Trustees currently exercise oversight of the Fund’s investment subadvisory agreements and seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects unaffiliated subadvisers. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment subadvisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment subadvisory agreement will include those required by applicable provisions of the 1940 Act.

Subadviser Oversight

The Investment Manager serves as investment manager to the Fund under the Management Agreement. The Management Agreement provides that the Investment Manager is specifically responsible for the following services:

•

supervising the general management and investment of the assets and securities portfolio of the Fund subject to and in accordance with the investment objective, policies and restrictions of the Fund, and any directions which the Trustees may issue to the Investment Manager from time to time;

•

providing overall investment programs and strategies for the Fund, revising such programs as necessary and monitoring and reporting periodically to the Trustees concerning the implementation of the programs;

•

evaluating subadvisers and advising the Trustees of the subadvisers which the Investment Manager believes are best suited to invest the assets of the Fund, monitoring and evaluating the investment performance of each subadviser employed by the Fund, allocating the portion of the Fund’s assets to be managed by each subadviser; recommending changes of or additional subadvisers when appropriate, coordinating the investment activities of the subadvisers, and compensating the subadvisers; and

•	rendering regular reports to the Trust, at regular meetings of the Trustees, of, among other things, the decisions which it has made with respect to the allocation of assets among subadvisers.

In performing the functions set forth above and supervising the Fund’s subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the subadviser of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the subadviser’s investment performance in respect of the Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the subadviser and other information regarding the subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the subadviser responsible for performing the subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each subadvisory agreement with the subadviser and annual consideration of each subadvisory agreement thereafter;

•	prepares recommendations with respect to the continued retention of the subadviser or the replacement of the subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law.

The Investment Manager will retain these responsibilities if Proposal 2 is approved.

Required Vote

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 2. If the vote required to approve Proposal 2 is not obtained from the Fund, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY

The Trustees also recommend that the shareholders of the Fund approve an update to, and standardization of, the Fund’s fundamental investment restriction with respect to concentrating investments in a particular industry. The proposed change is intended to update and standardize the Fund’s industry concentration policy, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed change is designed to provide the Fund with increased flexibility to respond to industry and regulatory changes. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds more generally, by simplifying and making uniform the Fund’s fundamental investment restrictions with the fundamental investment restriction with respect to industry concentration for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that it has no present intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. The Fund has fundamental investment policies that are not intended to be changed in connection with, and are beyond the scope of, this Proxy Statement.

The 1940 Act requires registered investment companies like the Fund to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, a “fundamental” policy of a fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The 1940 Act requires the Fund to state the extent, if any, to which it concentrates investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. If a fund’s policy is not to concentrate, it may not invest more than 25% of its assets in an industry or group of industries.

The following chart sets forth the Fund’s existing and proposed fundamental investment restriction with respect to concentrating investments in a particular industry.

	Existing Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Industry Concentration	The Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

In addition to the Fund’s existing fundamental investment restriction, the following disclosure in the Fund’s Statement of Additional Information further clarifies the restriction. This language is not part of the fundamental investment restriction:

Unless otherwise provided, for purposes of [the] investment restriction… above, relating to industry concentration, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International. Such concentration in [the] restriction… may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of [the] restriction.

The Investment Manager believes that the fundamental investment restriction as proposed to be amended preserves important investor protections while providing increased flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

With respect to concentrated investments by the Fund, such concentration in an industry may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

With respect to concentrated investments by the Fund, please note that the SEC staff has taken the position that the statement of policy required by Section 8(b)(1) of the 1940 Act relating to industry concentration does not apply to investments in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments. Consequently, the Fund may invest in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments without being deemed to concentrate its investments in a particular industry or group of industries.

A vote in favor of Proposal 3 includes a vote to remove the statement in the Fund’s Statement of Additional Information determining how “industry” shall be defined (i.e., by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International ), and therefore, the Fund will not be limited to using such standard.

The Trustees recommend that the Fund amend its restriction to explicitly allow the Fund to take into account the most recently prescribed definition or interpretation of concentration under the 1940 Act, and the rules and regulations thereunder and regulatory guidance or interpretations of such Act, rules or regulations, as they may exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change.

Required Vote

Proposal 3 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 3 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 3. If the vote required to approve Proposal 3 is not obtained from the Fund, the Fund will continue to operate its existing “fundamental” investment restriction with respect to industry concentration.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 3.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet website (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Fund.

Voting Information

Proxy Solicitation

Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund.

AST Fund Solutions (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $10,000, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 800-284-1755. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Fund will mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call the Fund at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at AMG Funds III, 600 Steamboat Road, Greenwich, Connecticut 06830, or by telephone at 1-800-548-4539, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The Fund currently offers one class of shares, Class N shares. The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of the Fund’s outstanding securities, as of November 30, 2020, is set forth below.

As of the Record Date, the total number of the Fund’s outstanding shares was 468,032.293.

As of November 30, 2020, the following persons or entities owned of record 5% or more of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
AMG GW&K High Income Fund
Class N
National Financial Services LLC* For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	169,057.186	39.20%
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	97,663.619	22.65%
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	34,568.462	8.02%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of November 30, 2020, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of November 30, 2020, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of November 13, 2020, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding Class N shares of the Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, GW&K or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, GW&K or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

The Investment Manager serves as administrator of the Fund under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to the Fund (the “Fund Administration Agreement”). For the fiscal year ended December 31, 2019, the Fund paid $14,517 to the Investment Manager under the Fund Administration Agreement. The Distributor serves as the principal distributor and underwriter for the Fund under a Distribution Agreement between the Distributor and the Trust with respect to the Fund. Class N shares of the Fund are not subject to the expenses of any Plan of Distribution Pursuant to Rule 12b-1. The Distributor receives no compensation from the Fund for its services as distributor. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Fund after the New Subadvisory Agreement is approved.

For the fiscal year ended December 31, 2019, the Fund did not pay any commissions to any affiliated broker-dealer.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

APPENDIX A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO AMG GW&K HIGH INCOME FUND

AGREEMENT made as of the [_______ day of ____, ____], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 (the “Adviser”) and GW&K INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 222 Berkeley Street, Boston, Massachusetts 02116 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS III, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG GW&K High Income Fund (the “Fund”); and

WHEREAS, pursuant to a Fund Management Agreement, dated as of April 1, 1999, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF SUBADVISER.

The Adviser hereby employs the Subadviser to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER AND SUBADVISER.

(i) Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a) The Trust’s Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d) The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 002-84012 and 811-03752) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to the Fund.

(ii) The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to the Fund:

(a) Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

(c) Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii) Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3. SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of the Fund for the days during which it is in effect.

4. EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

5. COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6. LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7. REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8. DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Fund on [______] (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose to the extent required by applicable law, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c) Termination. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or the Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10. RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or the Fund, or any of their affiliates, shall not promote the Trust or the Fund or conduct the business of the Trust or the Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or the Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials.

11. CONFIDENTIALITY.

The Subadviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Adviser and the Subadviser, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Adviser shall treat as confidential all information furnished to the Fund or the Adviser by the Subadviser in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder (collectively, the “Confidential Information”). The term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the Confidential Information.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will promptly notify the disclosing party so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or a party does not waive compliance with the terms of this Agreement, a party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

12. MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830 Facsimile No.: Attention: Legal and Compliance Department

Subadviser:	GW&K Investment Management, LLC 222 Berkeley Street Boston, Massachusetts 02116 Facsimile No.: Attention: Compliance Officer

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

GW&K INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS III

By:
Name:
Title:

SCHEDULE A

AMG GW&K Short Term High Income Fund

For services provided to the Fund Account, the Adviser will pay a base monthly fee for each calendar month at an annual rate of 0.27% of the average net assets in the Fund Account during the month. Average assets shall be determined using the average daily net assets in the Fund Account during the month. The fee shall be pro-rated for any calendar month during which the contract is in effect for only a portion of the month.

APPENDIX B

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated December 4, 2020 to the Prospectus, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on December 3, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”), effective December 4, 2020 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Loomis with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on December 4, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Loomis would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Global Income Opportunity Fund to AMG GW&K High Income Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index. Also in connection with the hiring of GW&K, effective as of the Implementation Date, (i) the management fee for the Fund was reduced from 0.55% to 0.39%, (ii) the Fund’s existing contractual expense limitation agreement with AMGF was replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances, and (iii) Class N shares of the Fund were authorized to pay shareholder servicing fees to financial intermediaries of up to 0.25%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K High Income Fund. All references to Loomis shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to David W. Rolley, Lynda Schweitzer and Scott M. Service as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Mary F. Kane, CFA and Stephen J. Repoff, CFA.

The section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Investment Objective” on page 11 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

The investment objective of AMG GW&K High Income Fund (the “Fund”) is to seek to provide a high level of current income. Capital appreciation is a secondary objective.

The sections under “Summary of the Funds – AMG Managers Global Income Opportunity Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 11 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class N
Management Fee[1]	0.39%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	1.38%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.78%
Fee Waiver and Expense Reimbursements[3]	(0.93)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	0.85%

[1]	Expense information has been restated to reflect current fees.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[3]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$87	$372	$781	$1,926

The section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Principal Investment Strategies” beginning on page 11 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest principally in a diversified portfolio of short-term, below investment grade corporate bonds (commonly known as “junk bonds” or “high yield securities”). The Fund seeks to achieve a high level of current income while minimizing price volatility associated with credit and interest rate risk.

Until February 2, 2021, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund intends to invest primarily in below investment grade securities, although the Fund may also invest in investment grade securities. Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), to be of comparable credit quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating.

Although the Fund may invest in instruments of any duration or maturity, the Fund normally will seek to maintain a weighted average maturity of five years or less. The Fund seeks to avoid the lowest rated bonds in the high yield market by targeting bonds with a rating of B or higher by any NRSRO. The Fund’s average weighted portfolio maturity and duration may vary from time to time depending on the Subadviser’s views on the direction of interest rates.

The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; and state and local governments issuing taxable municipal securities. The Fund may also invest in privately placed securities, Rule 144A securities (securities that may be sold pursuant to Rule 144A under the Securities Act of 1933) and preferred securities. In selecting potential investments for the Fund, GW&K combines quantitative screening tools with in-depth security specific fundamental research. GW&K uses top-down research that focuses on duration, sector allocation, credit quality and yield curve, as well as bottom-up research that focuses on fundamental analysis, valuation analysis, technical analysis and environmental, social and governance (“ESG”) factor analysis. GW&K may adjust its assessment of an investment based on a number of considerations.

The section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Principal Risks” beginning on page 12 is revised to remove “Currency Risk,” “Derivatives Risk,” “Emerging Markets Risk,” “Foreign Investment Risk,” “Hedging Risk,” “Leverage Risk” and “Political Risk” as principal risks of the Fund and to reflect that the Fund is subject to the following additional principal risks:

ESG Investing Risk—the Subadviser incorporates ESG criteria into its investment process, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the

U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

Also with respect to the section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Principal Risks” beginning on page 12, “Credit and Counterparty Risk” is deleted and replaced with the following:

Credit Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

Also with respect to the section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Principal Risks” beginning on page 12, the principal risks shall appear in the following order: High Yield Risk; Debt Securities Risk; Market Risk; Interest Rate Risk; Credit Risk; Changing Distribution Level Risk; ESG Investing Risk; Extension Risk; Inflation/Deflation Risk; Liquidity Risk; Management Risk; Prepayment Risk; Reinvestment Risk; Rule 144A Securities Risk; and U.S. Government Securities Risk.

In the section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Performance” beginning on page 13, the following is added after the first paragraph:

As of December 4, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K High Income Fund,” adopted its current investment strategies and began comparing its performance to the Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index. The Fund’s performance information for periods prior to December 4, 2020 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Performance” beginning on page 13 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/19

AMG GW&K High Income Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	7.67%	2.31%	3.28%
Class N Return After Taxes on Distributions	7.53%	2.09%	2.55%
Class N Return After Taxes on Distributions and Sale of Fund Shares	4.54%	1.67%	2.25%
Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index[1] (reflects no deduction for fees, expenses or taxes)	10.75%	5.01%	6.40%
Bloomberg Barclays Global Aggregate Bond Index[1] (reflects no deduction for fees, expenses or taxes)	6.84%	2.31%	2.48%

[1]

The Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index replaced the Bloomberg Barclays Global Aggregate Bond Index as the Fund’s benchmark on December 4, 2020 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Portfolio Management” on page 14 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since December 2020.

Stephen J. Repoff, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since December 2020.

The section titled “Additional Information About the Funds – AMG Managers Global Income Opportunity Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 19 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

When deciding which securities to buy or sell, typically, GW&K:

•	Seeks companies that GW&K believes maintain sustainable competitive advantages and expects may benefit from emerging cyclical or secular drivers.

•	Seeks to identify issuers and securities that GW&K believes are undervalued due to temporary or discrete events.

•	Uses top-down research that focuses on managing:

•	Duration

•	Sector Allocation

•	Credit Quality

•	Yield Curve

•	Uses bottom-up research that focuses on:

•	Fundamental Analysis

•	Valuation Analysis

•	Technical Analysis

•	ESG Factor Analysis

Until February 2, 2021, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund provided shareholders with at least 60 days’ prior written notice that this policy will be removed on February 2, 2021.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.

The first paragraph in the section titled “Additional Information About the Funds – AMG Managers Global Income Opportunity Fund – Additional Information About the Fund’s Expenses and Performance” on page 19 is deleted and replaced with the following:

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 21 is revised to reflect that “Currency Risk,” “Derivatives Risk,” “Emerging Markets Risk,” “Foreign Investment Risk,” “Hedging Risk,” “Leverage Risk” and “Political Risk” are no longer principal risks of the Fund; to reflect that “U.S. Government Securities Risk” is a principal risk of the Fund; and to add the following as a principal risk of the Fund:

ESG INVESTING RISK

(AMG GW&K High Income Fund)

The Subadviser incorporates ESG criteria into its investment process, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

The section titled “Additional Information About the Funds – Fund Management – AMG Managers Global Income Opportunity Fund” beginning on page 27 is deleted and replaced with the following:

AMG GW&K HIGH INCOME FUND

GW&K has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on December 4, 2020 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of September 30, 2020, had assets under management of approximately $47 billion. AMG indirectly owns a majority interest in GW&K.

Mary F. Kane, CFA and Stephen J. Repoff, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since December 2020. Ms. Kane joined GW&K in 2005. She is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Mr. Repoff joined GW&K in 2013 and is a Principal and Portfolio Manager.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.39% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

The section titled “Shareholder Guide – Choosing a Share Class – Class N Shares” on page 30 is deleted and replaced with the following:

CLASS N SHARES

(All Funds)

Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class N shares do not pay distribution (12b-1) fees.

The first paragraph in the section “Shareholder Guide – Investing Through an Intermediary” on page 30 is deleted and replaced with the following:

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of shareholder servicing fees. Shareholder servicing fees are paid out of the assets of Class N shares of AMG Managers Special Equity Fund and AMG GW&K High Income Fund and Class N and Class I shares of AMG Managers Loomis Sayles Bond Fund on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in Class N and Class I shares. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund. Class I shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as a distribution (12b-1) fee, or, with respect to AMG Managers Special Equity Fund, bear shareholder servicing fees, may be available on brokerage platforms of Financial Intermediaries that have agreements with the Distributor to offer such shares solely when acting as your agent. If you transact in Class I shares through such a Financial Intermediary, you may be required to pay a commission and/or other forms of compensation to the Financial Intermediary for effecting such transactions. Shares of AMG Managers Special Equity Fund and AMG Managers Loomis Sayles Bond Fund are available in other share classes that have different fees and expenses.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated December 4, 2020 to the Prospectus, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III, contained in the Fund’s Prospectus, dated as noted above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective as of February 2, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities) will be removed.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

PROXY CARD

AMG Funds III

AMG GW&K High Income Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPSET PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS.

AMG FUNDS III

AMG GW&K HIGH INCOME FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 25, 2021

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG GW&K High Income Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on February 25, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG GW&K High Income Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the Meeting. We encourage you to vote your shares prior to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 284-1755. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice of Special Meeting and Proxy Statement are available at

https://vote.proxyonline.com/AMG/docs/GWK_HighIncomeFund.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AMG GW&K HIGH INCOME FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds III (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each proposal.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example

PROPOSALS:	FOR	AGAINST	ABSTAIN

1. To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund.

2.  To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis

3. To amend the Fund’s “fundamental” investment restriction with respect to concentrating investments in a particular industry.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]